                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec 240.14a-11(c) or sec 240.14a-12

                        U.S. Restaurant Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                        U.S. RESTAURANT PROPERTIES, INC.
                             5310 HARVEST HILL ROAD
                                   SUITE 270
                              DALLAS, TEXAS  75230
                                 (972) 387-1487

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 2, 1998

To the Stockholders of
U.S. Restaurant Properties, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), will be held at the Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas on June 2, 1998, at 10:00 a.m. local time, for the following purposes:

         1. The election of six directors to hold office for terms expiring at the next annual meeting of stockholders;

         2. To approve the U.S. Restaurant Properties, Inc. Flexible Incentive Plan;

         3. To ratify Deloitte & Touche LLP as the Company's independent auditors; and

         4. To transact such other business as may properly come before the Annual Meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Annual Meeting. Whether or not you plan to be present at the Annual Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Copies of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1997 accompany this Notice of Annual Meeting of Stockholders.

Only holders of record of the Common Stock of the Company at the close of business on April 17, 1998 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of the Common Stock on the books of the Company after such record date.

                                        By Order of the Board of Directors,

                                        /s/ FRED H. MARGOLIN

                                        FRED H. MARGOLIN
                                        Secretary
Dallas, Texas
April 27, 1998

                        U.S. RESTAURANT PROPERTIES, INC.
                             5310 HARVEST HILL ROAD
                                   SUITE 270
                              DALLAS, TEXAS  75230


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 2, 1998

         This Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), on or about April 27, 1998, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors") to be exercised at the Annual Meeting of Stockholders (the "Meeting") to be held at The Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas, on Tuesday, June 2, 1998, at 10:00 a.m.

         At the Meeting, the Stockholders will be asked to consider and vote on the following proposals (collectively, the "Proposals"):

         (i) The election of six directors to hold office for terms expiring at the 1999 annual meeting of stockholders;

         (ii) The approval of the U.S. Restaurant Properties, Inc. Flexible Incentive Plan (the "Plan");

         (iii) The approval and ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") by the Board of Directors as independent auditors for the Company for the fiscal year ending December 31, 1998; and

         (iv)   Such other business as may properly come before the Meeting.

The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Only Stockholders of record as of the close of business on April 17, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 12,998,113 shares of Common Stock, issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding entitled to vote at the Meeting. Each Stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the Stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to six individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee for director must receive a plurality of the votes cast by the shares of Common Stock entitled to vote at a meeting at which a quorum is present. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. Approval of a majority of the shares of Common Stock represented and voting at the Meeting will be necessary for the approval of the Plan and the ratification of the Board of Directors' selection of Deloitte & Touche as independent auditors for the fiscal year ending December 31, 1998.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. For purposes of the Proposals to elect directors, approve the Plan and ratify Deloitte & Touche, abstentions and broker non-votes (as defined below) will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters), except as provided above.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 31, 1997 (included with this Proxy Statement), return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement, FOR approval of the Plan and FOR the ratification of the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 1998. Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering to the Secretary of the Company a later-dated proxy.

         Each of the directors and executive officers of the Company has informed the Company that he or she will vote all of his or her shares of Common Stock in favor of all of the Proposals.

                           I.  ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors of the Company shall be as set forth in the Company's Articles of Incorporation, as amended (the "Articles"), or as may be established by the Board of Directors but may not be fewer than the number required under the Maryland General Corporation Law nor more than 15 members. The current Board of Directors consists of six members. At the Meeting, all six directors, Robert J. Stetson, Fred H. Margolin, Gerald H. Graham, Darrel L. Rolph, David K. Rolph and Eugene
G. Taper are to be elected, to hold office until the next annual meeting of Stockholders and until their successors are elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

    NAME                     AGE                   PRINCIPAL OCCUPATION                       DIRECTOR SINCE
    ----                     ---                   --------------------                       --------------
Robert J. Stetson            47         Mr. Stetson has been the Chief Executive            January 1997
                                        Officer, President and a director of the
                                        Company since its formation in January
                                        1997.  Since May 1994, Mr. Stetson has
                                        been Chief Executive Officer and President
                                        and a director of QSV Restaurant
                                        Properties, Inc. ("QSV"), the former
                                        general partner of U.S. Restaurant
                                        Properties Master L.P. (the predecessor to
                                        the Company).  From 1987 until 1992, Mr.
                                        Stetson served as the Chief Financial
                                        Officer and later President-Retail
                                        Division of Burger King Corporation and
                                        Chief Financial Officer and later Chief
                                        Executive Officer of Pearle Vision.  As
                                        Chief Financial Officer of Burger King
                                        Corporation.  Mr. Stetson was responsible
                                        for managing more than 950 restaurants
                                        that Burger King Corporation leased to
                                        tenants.  Prior to 1987, Mr. Stetson
                                        served in several positions with PepsiCo
                                        Inc. and its subsidiaries, including Chief
                                        Financial Officer of Pizza Hut, Inc.

Fred H. Margolin             47         Mr. Margolin has been the Chairman of the           January 1997
                                        Board, Treasurer, Secretary and a director
                                        of the Company since its formation in
                                        January 1997.  Since May 1994, Mr.
                                        Margolin has been the Chairman of the
                                        Board of Directors, Treasurer and
                                        Secretary of QSV.  In 1977, Mr. Margolin
                                        founded Intercon General Agency, a
                                        national general insurance agency
                                        specializing in the development and
                                        marketing of insurance products for
                                        financial institutions.  Mr. Margolin
                                        served as the Chief Executive Officer of
                                        Intercon General Agency from its inception
                                        until its sale to a public company in 1982
                                        after having developed it into a national
                                        presence.  In 1989, Mr. Margolin founded
                                        and became the President of American Eagle
                                        Premium Finance Company.  From 1982
                                        through 1992, Mr. Margolin developed and
                                        then leased or sold shopping centers
                                        having an aggregate cost of approximately
                                        $50,000,000 as well as development land
                                        and purchasing residential properties.

    NAME                     AGE                   PRINCIPAL OCCUPATION                       DIRECTOR SINCE
    ----                     ---                   --------------------                       --------------
Gerald H. Graham             60         Mr. Graham is a director of the Company                 January 1997
                                        and a member of the Audit Committee.  Mr.
                                        Graham is a professor and the Dean of the
                                        Barton School of Business at Wichita State
                                        University.

Darrel L. Rolph              60         Mr. Rolph is a director of the Company.                 January 1997
                                        Mr. Rolph is the President of the Tex-Mex
                                        restaurant chain, Carlos O'Kelly's, and
                                        the Vice President of Sasnak Management
                                        Corp., a restaurant management company,
                                        positions he has held for the past five
                                        years.

David K. Rolph               49         Mr. Rolph is a director of the Company,                 January 1997
                                        Mr. Rolph is the Secretary of Carlos
                                        O'Kelly's and the President of the Sasnak
                                        Management Corp., a restaurant management
                                        company, positions he has held for the
                                        past five years.

Eugene G. Taper              61         Mr. Taper is a director of the Company and              January 1997
                                        a member of the Audit Committee.  Mr.
                                        Taper has been a certified public
                                        accountant and a business consultant since
                                        1993.  Prior to 1993, Mr. Taper was a
                                        partner of Deloitte & Touche LLP, an
                                        international public accounting firm.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1997, the Board of Directors held two regular meetings, and six special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 1997.

     The Board of Directors has an Audit Committee and a Compensation
Committee.

     The Audit Committee is an advisory committee whose current members are Mr. Taper and Mr. Graham. The Audit Committee met one time during the fiscal year ended December 31, 1997. The function of the Audit Committee is to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and nonaudit fees and review the adequacy of the Company's internal accounting controls.

     The Compensation Committee currently consists of Mr. Graham and Mr. David Rolph. The Compensation Committee recommends compensation for the Company's executive officers to the Board of Directors and administers the Plan. The Compensation Committee met three times during the fiscal year ended December 31, 1997.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid a $14,000 annual retainer and each committee chairman gets an additional $1,000 per annum. Directors who are employees of the Company are not paid any director's fees. The Company may reimburse all directors for their travel expenses incurred in connection with attending meetings and their activities on behalf of the Company.

     Subject to Stockholder approval of the Plan, each of Messrs. Graham, Darrel Rolph, David Rolph and Taper was granted options, on December 18, 1997 to acquire 7,000 shares of Common Stock. Each such option vote 50% on each of the second and third anniversary of the date on which such option was granted. The exercise price of each such option is $22.00 per share of Common Stock. Each such option expires on the seventh anniversary of the date of the grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Mr. Graham and Mr. David Rolph, neither of whom is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as an officer, director or member of any entity, an executive officer or director of which is a member of the Compensation Committee.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board of Directors at its first meeting following the annual meeting of Stockholders. The following table sets forth the names and ages of the executive officers and directors of the Company and the positions held with the Company by each individual.

     NAME                         AGE                        TITLE
     ----                         ---                        -----
EXECUTIVE OFFICERS
Robert J. Stetson . . . . . . .   47         Chief Executive Officer and President
Fred H. Margolin  . . . . . . .   47         Chairman of the Board, Secretary and Treasurer
Michael D. Warren . . . . . . .   47         Director of Finance

OUTSIDE DIRECTORS
Gerald H. Graham  . . . . . . .   60         Director
Darrel L. Rolph . . . . . . . .   60         Director
David K. Rolph. . . . . . . . .   49         Director
Eugene G. Taper . . . . . . . .   61         Director

EXECUTIVE OFFICERS

         For a description of the business experience of Messrs. Stetson and Margolin. see "Election of Directors" above.

         Michael D. Warren is the Director of Finance of the Company. Mr. Warren is a CPA and a 16 year veteran of the food service industry with an extensive financial background. He served 12 years with PepsiCo Inc.'s food service operations in various financial positions, including Controller of their international restaurant group. He also was on the team of officers that put together the initial public stock offering for Rare Hospitality, Inc., the New England steak house chain acquired in 1996 by Longhorn Steakhouse. Most recently he was Chief Financial Officer for a 24-unit Hardee's(R) franchise based in Savannah, Georgia.

OUTSIDE DIRECTORS

         For a description of the business experience of Messrs. Graham, Darrel Rolph, David Rolph and Taper, see "Election of Directors" above.


                             EXECUTIVE COMPENSATION

         The Company did not commence operations until October 15, 1997, and, consequently, did not pay any cash compensation to its executive officers for the years ended December 31, 1995 and 1996 or prior to the conversion of the Company to a real estate investment trust effective October 15, 1997. The following table sets forth certain information with respect to annual and long-term compensation for the period ended December 31, 1997, paid, or accrued with respect to, each of the Company's executive officers (the "Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                            Annual                  Long-Term
                                                         Compensation              Compensation
                                                         ------------                 Awards
                                                                                      ------
                                                                                    Securities
        Name and                                                    Other Annual    Underlying     All Other
    Principal Position                Year     Salary      Bonus    Compensation     Options      Compensation
    ------------------                ----     ------      -----    ------------     -------      ------------
Robert J. Stetson,  . . . . . .       1997     $45,081     $   -           $          245,000        $   -
  Chief Executive Officer
  and President
Fred H. Margolin, . . . . . . .       1997     $45,081     $   -           $          245,000        $   -
  Chairman of the Board,
  Secretary and Treasurer
Michael D. Warren,  . . . . . .       1997     $20,607     $   -           $           10,000        $   -
  Director of Finance

------------------

OPTION GRANTS

         Subject to Stockholder approval of the Plan, the following table sets forth certain information with respect to the issuance of options granted to the Executive Officers during the fiscal year ended December 31, 1997 under the Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                              -------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF       PERCENT OF                                       ASSUMED ANNUAL RATES OF
                              SECURITIES          TOTAL        EXERCISE                       STOCK PRICE APPRECIATION FOR
                              UNDERLYING         OPTIONS         PRICE                               OPTION TERM (2)
                                OPTIONS         GRANTED TO        PER          EXPIRATION    ------------------------------
       NAME                     GRANTED(1)      EMPLOYEES        SHARE            DATE              5%           10%
       ----                   ------------      ---------   --------------   --------------  ------------------------------
Robert J. Stetson . . .         245,000           39.5%       $ 22.00             12/05          $2,572,500   $6,164,200

Fred H. Margolin  . . .         245,000           39.5%       $ 22.00             12/05          $2,572,500   $6,164,200

Michael D. Warren . . .          10,000            1.6%       $ 22.00             12/05          $  105,000   $  251,600

------------------

(1) The options were granted, subject to Stockholder approval of the Plan, on December 18, 1997, and vest in equal increments on each of the second and third anniversaries of their date of grant.

(2) "Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such Options and the exercise price of such Options. The values disclosed are not intended to be, and should not be interpreted by investors as, representations or projections of future value of the Company's stock or of the stock price.

OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth certain information concerning the value of the unexercised options as of December 31, 1997 held by the Executive Officers. No options were exercised by the Executive Officers during the fiscal year ended December 31, 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                     Number of Securities
                                          Underlying                  Value of Unexercised
                                          Unexercised                     in-the-Money
                                     Option/SARs at Fiscal           Options/SARs at Fiscal
                                           Year-End                       Year End(1)
                                  --------------------------      ---------------------------
              Name               Exercisable    Unexercisable    Exercisable     Unexercisable
              ----               -----------    -------------    -----------     -------------
 Robert J. Stetson                   0             245,000       $     0            $474,688
 Fred H. Margolin                    0             245,000       $     0            $474,688
 Michael D. Warren                   0              10,000       $     0             $19,375

------------------------


(1) The fair market value on December 31, 1997 of the Common Stock underlying the options was $23.9375 per share.

EMPLOYMENT AGREEMENTS

  Each of Messrs. Stetson and Margolin entered into an employment agreement (the "Employment Agreements") with the Company as of October 15, 1997. Each of the Employment Agreements will expire on the fourth anniversary of the date thereof. Pursuant to the Employment Agreements, Mr. Stetson serves as Chief Executive Officer and President of the Company and will be paid an annual base salary of $250,000, and Mr. Margolin serves as Chairman of the Board, Treasurer and Secretary of the Company and will be paid an annual base salary of $250,000. The Employment Agreements provide for salary raises at the discretion of the Board, provided that, prior to December 31, 2000, neither Mr. Stetson nor Mr. Margolin will receive cash compensation (i.e., excluding the value of any equity-based compensation, such as stock options or shares of restricted stock) in excess of $300,000.

  Under the terms of the respective Employment Agreements, if the covered executive's employment with the Company is terminated by the Company other than for "cause" (as defined in the Employment Agreement) or by "constructive discharge" (as defined in the Employment Agreement), the terminated executive will be entitled to receive an amount equal to two times the highest annualized rate of salary prior to the date of termination. In the event such covered executive's employment is terminated without cause or by constructive discharge within three years following a "change in control" (as defined in the Employment Agreement), the Employment Agreement also provide for the payment of severance compensation in an amount equal to 2.99 times the covered executive's compensation (which includes both salary and any cash bonus).

                      REPORT OF THE COMPENSATION COMMITTEE
                       ON EXECUTIVE OFFICER COMPENSATION


  The following report of the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any document so filed.

GENERAL

  The Board of Directors has delegated to the Compensation Committee responsibility for developing and applying programs for compensating the Company's executive officers. The Compensation Committee establishes the general compensation policy of the Company, reviews and approves compensation of the executive officers of the Company and, subject to Stockholder approval of the Plan, will administer the Plan and any other employee benefit plans established by the Company. The Compensation Committee reviews the overall compensation program of the Company to assure that it is reasonable and, in consideration of all of the facts including practices of comparably sized real estate investment trusts, adequately recognizes performance tied to creating stockholder value and meets overall Company compensation and business objectives. The Compensation Committee's philosophy for compensating executive officers is that an incentive based compensation system tied to the Company's financial performance and stockholder return will best align the interest of its executive officers with the objectives of the Company and its stockholders.
The Compensation Committee attempts to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. The Compensation Committee has determined that the Company's compensation program should reward performance measured by the creation of value for stockholders. In accordance with this philosophy, the Compensation Committee oversees the implementation of the compensation system designed to meet the Company's financial objectives by making a significant portion of an executive officer's compensation dependent upon both the Company's and such executive's performance. The Company's executive compensation program consists of the following elements: (i) a base salary, which results from an assessment of each executive's level of responsibility and experience, individual performance and contributions to the Company; (ii) annual incentives that are directly related to the performance of the executive's department and the financial performance of the Company as a whole; and (iii) subject to Stockholder approval of the Plan, grants of stock options designed to motivate individuals to enhance long-term profitability of the Company and the value of the Common Stock. The Compensation Committee does not allocate a fixed percentage to each of these three elements, but works with management to design compensation structures which will best serve its goals.

BASE SALARY

  Each of Messrs. Stetson and Margolin has entered into an employment agreement with the Company, which employment agreements described under the caption "Employment Agreements" contained in this Proxy Statement. Pursuant to the terms of such employment agreements, the base salaries of Messrs. Stetson and Margolin are to be reviewed and determined annually by the Compensation Committee. Recommendations for compensation of the executive officers, other than Messrs. Stetson and Margolin, are provided by the Chief Executive Officer after annual evaluations of individual contributions to the business of the Company are held with each such executive officer. Factors considered by the Compensation Committee in setting base salaries include the performance of the Company, measured by both financial and non-financial objectives, individual accomplishments, any planned change of responsibility for the forthcoming year, salaries paid for similar positions within the real estate and REIT industry as published in industry statistical surveys and proposed base salary relative to that of other executive officers. The predominating factor is the performance of the Company. The application of the remaining factors is subjective, with no particular factor being given more weight than any other.

ANNUAL INCENTIVES

  Executives are also eligible for annual incentive awards, which awards are designed to place a significant part of an executive's annual compensation at risk. The Executive Officers will participate in a bonus incentive program under which the individual executives are eligible for annual cash bonuses. No bonuses were paid by the Company to the Executive Officers for the year ended December 31, 1997. The Compensation Committee anticipates that future bonuses will be determined on the basis of a comparison of actual performance against pre-established performance goals for the Company and will be, in part, based on the discretion of the Compensation Committee.

LONG-TERM INCENTIVES

  In keeping with the Compensation Committee's philosophy to provide long-term incentives to executive officers and other key employees, subject to Stockholder approval of the Plan, stock options are anticipated to be granted to executive officers and other key employees on a periodic basis. The Committee establishes the number of options granted based upon REIT industry data and upon each individual's base salary.

CEO PERFORMANCE EVALUATION

  The Compensation Committee recommends to the Board of Directors for its approval the compensation for all executives, including the Chief Executive Officer. Mr. Stetson has an employment agreement with the Company that provides for his base salary to be set at $250,000, subject to annual review by the Compensation Committee. In 1997, the Company paid Mr. Stetson $45,081 and
paid him no bonus compensation.   The Compensation Committee also awarded Mr.
Stetson, subject to stockholder approval of the Plan, options to acquire 245,000 shares of Common Stock.

TAX CONSIDERATIONS

  The Compensation Committee is aware of the tax law which makes certain "non-performance based" compensation to certain executive officers in excess of $1,000,000 non-deductible to the Company. While none of the Executive Officers of the Company currently receives performance-based compensation at or near the $1,000,000 maximum, the Compensation Committee has carefully considered the impact of these tax provisions and has taken steps which are designed to minimize its future effect, if any.


                           Gerald H. Graham
                           David K. Rolph

                            STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock (and the common units of beneficial interest of U.S. Restaurant Properties Master L.P., the Company's predecessor, see "Certain Relationship and Related Transactions"), with the cumulative total return of the S&P 500 Index and the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, assuming the investment of $100 on December 31, 1992 and the reinvestment of dividends.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        AMONG THE COMPANY, S&P 500 INDEX
                          AND NAREIT EQUITY REIT INDEX

                                   [GRAPH]


                                                          PERIOD ENDING
                                         ---------------------------------------------------------------
INDEX                                    12/31/92    12/31/93   12/31/94  12/31/95   12/31/96   12/31/97
--------------------------------------------------------------------------------------------------------
U.S. Restaurant Properties, Inc.          100.00      131.17     133.08    194.81     295.84     408.78
S&P 500                                   100.00      110.08     111.53    153.44     188.52     251.44
NAREIT All Equity REIT Index              100.00      119.65     123.18    141.82     192.48     231.47

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         On October 15, 1997, the Company effected the conversion of U.S. Restaurant Properties Master L.P. ("USRP") from a master limited partnership to a self-administered and self-managed REIT (the "Conversion"). The Conversion was effected through the merger of USRP Acquisition, L.P., an indirectly wholly-owned Delaware limited partnership subsidiary of the Company, with and into USRP (the "Merger"). As a result of the Merger, USRP became a subsidiary of the Company and, at the effective time of the Merger, all holders of units of beneficial interest of USRP (the "Units") became stockholders of the Company. On October 16, 1997, the Common Stock, in replacement of the Units, commenced trading on the NYSE under the symbol "USV."

         The Company operates as a holding company with the business and operations of the Company being conducted through U.S. Restaurant Properties Operating L.P., a Delaware limited partnership (the "Operating Partnership"). The Company undertook the Conversion to facilitate access to lower cost debt financing and to the capital markets, provide greater flexibility for acquisitions and to reduce administrative burdens associated with operating as a partnership.

         In connection with the Conversion, QSV withdrew as general partner of each of USRP and the Operating Partnership effective as of October 15, 1997, and USRP Managing was substituted as general partner of each of USRP and the Operating Partnership. In conjunction with such withdrawal, QSV (i) converted its interests in (a) its allocable share of income, profits, losses and distributions of the Operating Partnership as general partner thereof and (b) fees and disbursements for the acquisition and management of the Operating Partnership's properties (together, the "Operating Partnership General Partner Interest") payable to it pursuant to the terms of the partnership agreement of the Operating Partnership and (ii) converted its general partner interest in USRP (the "USRP Interest") (together with the conversion of its interests in the Operating Partnership described above, the "Termination") for 1,148,418 units of beneficial interest of the Operating Partnership ("OP Units") and 126,582 shares of Common Stock, respectively, and as a result of such conversion will be eligible to receive additional consideration in the year 2000 (together, the "Acquisition Price").

         The Acquisition Price consists of two components: (i) the initial share consideration (the "Initial Share Consideration") and (ii) the contingent share consideration (the "Contingent Share Consideration"). The Initial Share Consideration was paid in the form of 1,148,418 OP Units in exchange for the Operating Partnership General Partner Interest and 126,582 shares of Common Stock (1% of all shares of Common Stock outstanding immediately following the Merger) issued by the Company at the effective time of the Merger in exchange for the USRP Interest. The Contingent Share Consideration is equal to the value of up to 825,000 shares of Common Stock (subject to adjustment in the event of certain dilutive events), and shall consist of OP Units (the "Contingent Shares"). The exact number of Contingent Shares to be issued will be determined by dividing the fees and distributions (in excess of $3,612,500) which would otherwise have been payable to QSV for fiscal year ended December 31, 2000 pursuant to the Operating Partnership General Partner Interest and the USRP Interest (less certain expenses to be incurred by the Company following the Termination) by $2.83. QSV will not receive any distributions with respect to the Contingent Shares, or otherwise have any rights with respect thereto, until they are issued. The Contingent Shares shall be issued by the Operating Partnership as soon as practicable following the end of the year 2000, but in no event later than March 31, 2001. The Company anticipates that all of the Contingent Shares will be issued.

         In addition, QSV holds options (the "Options") to purchase 110,000 shares of Common Stock pursuant to an Option Agreement, dated March 24, 1995, by and between USRP and QSV, which Options were assumed by the Company pursuant to the Merger. All of the Options are fully vested and exercisable. The Options are exercisable at an exercise price of $10.33 per share. The Options are not transferable except by operation of law pursuant to a consolidation, merger, recapitalization or reorganization of QSV.

         Messrs. Stetson, Margolin, David Rolph and Darrel Rolph are the stockholders and directors of QSV.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of March 31, 1998 (except as noted in the footnotes to such table), by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

                                                               NUMBER OF
                                                                 SHARES
                NAME AND ADDRESS                              BENEFICIALLY            PERCENT
               OF BENEFICIAL OWNER                                OWNED              OF CLASS
               -------------------                                -----              --------
      QSV Properties, Inc.  . . . . . . . . . . . . . .        1,875,000(1)             13.2
      5310 Harvest Hill Road
      Suite 270
      Dallas, Texas  75270

      Warburg Pincus Asset Management, Inc.   . . . . .          717,300(2)              5.5
      466 Lexington Avenue
      New York, New York 10017

-----------------------------------

(1) Includes 1,148,418 OP Units each of which is immediately exchangeable for one share of Common Stock and 110,000 shares of Common Stock issuable upon the exercise of an option which is immediately exercisable.
(2) This information is being provided in reliance on Amendment No. 1 to
    Schedule 13G filed with the Securities and Exchange Commission on or about January 12, 1998.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of March 31, 1998, by each director, each Executive Officer and by all Executive Officers and directors as a group:

                  NAME AND ADDRESS OF                        NUMBER OF SHARES               PERCENT
                BENEFICIAL OWNER(1) (2)                     BENEFICIALLY OWNED              OF CLASS
                -----------------------                     ------------------              ---------
 Robert J. Stetson . . . . . . . . . . . . . . . . .               19,650(3)                    *
 Fred H. Margolin  . . . . . . . . . . . . . . . . .               42,846(3)                    *
 Michael D. Warren . . . . . . . . . . . . . . . . .                1,350                       *
 Gerald H. Graham  . . . . . . . . . . . . . . . . .                2,100                       *
 Darrel L. Rolph . . . . . . . . . . . . . . . . . .                6,000(3)                    *
 David K. Rolph  . . . . . . . . . . . . . . . . . .                4,500(3)                    *
 Eugene G. Taper . . . . . . . . . . . . . . . . . .                1,628                       *
 All Directors and Executive
    Officers (7 persons) . . . . . . . . . . . . . .               78,074                       *

-----------------
*Less than 1%

(1) The business address of the persons named above is c/o U.S. Restaurant Properties, Inc., 5310 Harvest Hill Road, Suite 270, Dallas, Texas 75230.
(2) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.
(3) Includes shares beneficially owned by QSV, of which Messrs. Stetson, Margolin, Darrel Rolph and David Rolph are the stockholders and directors, and as to which each such person disclaims beneficial ownership.

                           II.  APPROVAL OF THE PLAN


GENERAL

         The Board of Directors has adopted, subject to Stockholder approval, the Plan, which provides for the grant of various types of stock-based compensation to directors, officers, employees, consultants and advisors of the Company and its subsidiaries. Subject to Stockholder approval, certain awards have been made under the Plan, as described below. The Plan is designed to comply with the requirements for "performance-based compensation" under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), and the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The summary that follows is subject to the actual terms of the Plan, a copy of which is attached hereto as Annex A. Capitalized terms used but not otherwise defined in the summary that follows shall have the respective meanings ascribed to them in the Plan.

VOTE

         The affirmative vote of a majority of the votes cast regarding the Proposal is required for approval of the Plan. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the Proposal to approve the Plan.

THE PLAN

         The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those directors, officers, employees, consultants and advisors of the Company and its subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees with experience and ability.

         The Plan provides for the granting of incentive stock options ("ISOs"), non-qualified stock options or both (collectively, "Options"). Options may also be accompanied by dividend equivalents ("Dividend Equivalents"). The Plan also provides for the granting of restricted stock and performance shares (collectively, "Restricted Awards"). The Plan also permits the Plan Committee (as defined below) to authorize loans to participants in connection with the grant of awards, on terms and conditions determined solely by the Plan Committee. All awards will be evidenced by an agreement setting forth the terms and conditions applicable thereto.

ELIGIBILITY

         Options, Dividend Equivalents and Restricted Awards may be granted to any director, officer, other employee, consultant or advisor of the Company or its direct and indirect subsidiaries who the Plan Committee determines may contribute to the long-term success of the Company; provided that ISOs may only be granted to employees of the Company.

PLAN ADMINISTRATION

         The Plan is administered by the Compensation Committee of the Board of Directors (the "Plan Committee"), the composition of which will at all times comply with the requirements of Rule 16b-3 under the Exchange Act.

SECURITIES SUBJECT TO THE PLAN

         The Plan covers 4.99% of the shares of Common Stock outstanding as of the date of determination. Such shares may be authorized but unissued shares or shares reacquired by the Company. The Plan provides for adjustments to the aggregate number of shares subject to the Plan and any award thereunder, and to the purchase price to be paid and/or the number of shares issuable upon the exercise of any option or pursuant to restricted awards. The Plan Committee has the authority, in the event of any such adjustment, to provide for the cancellation of any outstanding award in exchange for payment in cash or other property.

TERMS AND CONDITIONS OF OPTIONS

         The Plan Committee will determine the option exercise price per share of Common Stock purchasable pursuant to an Option; provided, however, that ISOs cannot be granted for less than one hundred percent (100%) of the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant. Additionally, any Plan participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary of the Company and an ISO is granted to such employee, the option exercise price of such ISO (to the extent required by the Code at the time of grant) will not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. The term of each Option shall be fixed by the Plan Committee, provided that if any Plan participant owns or is deemed to own (by reason of the attribution rule of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary of the Company and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. The Company may make loans available to Option holders in connection with the exercise of outstanding Options granted under the Plan.

RESTRICTED AWARDS

         A restricted stock award is an award of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period of ten years, or such shorter period as the Plan Committee shall determine, from the date on which the award is granted (the "Restricted Period"). The Plan Committee may also impose such other restrictions and conditions on an award as it deems appropriate. The Plan Committee may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the Plan Committee has the authority to cancel all or any portion of any restrictions prior to the expiration of the Restricted Period. A grant of deferred stock creates a right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Such performance objectives may be based on various financial measures of the Company's performance. In addition, performance goals may be based upon a participant's attainment of specific objectives set for that participant's performance by the Company.

         Upon the award of any restricted stock or performance shares, the participant will have the rights of a stockholder with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's award agreement. Upon an award of deferred stock, the participant will not have stockholder rights, other than the right to receive dividends, during the specified deferral period.

DIVIDEND EQUIVALENTS

         Dividend Equivalents may be granted in conjunction with Options. The value of a Dividend Equivalent is equal to the product of (i) the number of shares of Common Stock subject to the Option in connection with which the Dividend Equivalent is granted and (ii) the cash dividend payable per share of Common Stock. Dividend Equivalents may be payable either in cash or in shares of Common Stock, and payment may occur either as the Dividend Equivalents accrue or at such later time as the related Option is exercised. Dividend Equivalents expire at the time the related Option expires, and no dividends are payable or credited with respect to the Dividend Equivalents themselves.

DEATH; TERMINATION OF EMPLOYMENT; RESTRICTIONS ON TRANSFER

         The Plan Committee will provide in the award agreements whether and to what extent awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the Plan. In no event may any Option be exercisable more than ten years from the date it is granted. Except as otherwise determined by the Plan Committee in accordance with Rule 16b-3, Options are not transferable and are exercisable during the recipient's lifetime only by the recipient.

AMENDMENT; TERMINATION

         The Board of Directors of the Company may terminate or amend the Plan at any time, except that stockholder approval is required for any amendment to the Plan which would be required to fulfill the conditions of Rule 16b-3,
Section 162(m) and such other applicable statutory rules and regulations and only if the Company intends to fulfill such conditions. Termination or amendment of the Plan will not affect previously granted Options or Restricted Awards, which will continue in effect in accordance with their terms.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal income tax laws, awards under the Plan will generally have the following tax consequences:

         NON-QUALIFIED STOCK OPTIONS. A participant will generally not be taxed upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the Option exercise price and will have a tax basis in such shares equal to the amount paid by the participant upon exercise plus the amount taxable as ordinary income to the participant.

         The Company will generally be entitled to a deduction against taxable income at such time and in the same amount that the participant recognizes ordinary income.

         If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the sales price and the tax basis of such stock as determined on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time the stock has been held.

         INCENTIVE STOCK OPTIONS. A participant will not be in receipt of taxable income upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (i) while in the employ of the Company or a subsidiary of the Company or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to non-qualified stock options, above.

         If stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize long-term capital gain or loss at the time of the disposition (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the Option exercise price. The Company, under these circumstances, will not be entitled to any Federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

         If, however, a participant disposes of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition") generally (i) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the Option exercise price, and (ii) if the stock is a capital asset of the participant, any additional gain recognized by the participant will be taxed as short-term or long-term capital gain. Any capital gain recognized by the participant who has held the underlying Common Stock for one year but less than eighteen months will be taxed at the 28% capital gain rate and any capital gain recognized by participant who has held the underlying Common Stock for more than eighteen months will be taxed at the 20% capital gain rate. Capital gain on stock held twelve months or less will be short-term. At the time of such disqualifying disposition, the Company may claim a deduction for Federal income tax purposes only for the amount taxable to the participant as ordinary income.

         The amount by which the fair market value of the capital gain on the exercise date of an ISO exceeds the Option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

         EXERCISE WITH SHARES. A participant who pays the Option exercise price of a non-qualified stock option, in whole or in part, by delivering shares of the Company's stock already owned by him will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for non-qualified stock options. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

         The Treasury Department has issued proposed regulations that, if adopted in their current form, would provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of the Company's stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if the surrender constitutes a "disqualifying disposition" (as would be the case, for example, if, in satisfaction of the Option exercise price, the Company withholds shares which would otherwise be delivered to the participant), any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Company's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

         DIVIDEND EQUIVALENTS. A participant will not be taxed upon the grant of a Dividend Equivalent, but will instead recognize ordinary income in an amount equal to the value of the Dividend Equivalent at the time the Dividend Equivalent becomes payable to the participant. The Company will be entitled to a deduction at such time and in such amount as the participant recognizes ordinary income with respect to the Dividend Equivalent.

         RESTRICTED AWARDS. In the case of a Restricted Award, a participant generally will not be taxed upon the grant of such an award. The participant will recognize ordinary income in an amount equal to (i) the fair market value of the Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any paid by the participant to purchase such stock. The Company will be entitled to a deduction against taxable income at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions on transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares.

         THE BOARD OF DIRECTORS BELIEVES THAT THE PLAN REFLECTS THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS ITS APPROVAL BY STOCKHOLDERS.

                   III.  RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has selected, upon the recommendation of the Audit Committee, Deloitte & Touche as the Company's independent auditors for the year ending December 31, 1998. Deloitte & Touche has been serving as the independent auditors of the Company (including its predecessors) since 1985.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, the Company's officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements applicable to them.

                            INDEPENDENT ACCOUNTANTS

         Deloitte & Touche served as the Company's independent accountants for the fiscal year ended December 31, 1997. A representative of Deloitte & Touche will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.


                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than December 28, 1998, in order to be included in the proxy statement and form of proxy for such meeting.

                            EXPENSES OF SOLICITATION

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. American Stock Transfer & Trust Company ("AST") has been retained to assist in the solicitation of proxies for a fee not to exceed $3,500, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, AST.

                                 OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                                        By Order of the Board of Directors,


                                        /s/ FRED H. MARGOLIN

                                        FRED H. MARGOLIN
                                        Secretary

April 27, 1998
Dallas, Texas


         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                                                         ANNEX A

                        U.S. RESTAURANT PROPERTIES, INC.

                            FLEXIBLE INCENTIVE PLAN

                      ------------------------------------

SECTION 1.       PURPOSE OF THIS PLAN

         The purposes of the U.S. Restaurant Properties, Inc. Flexible Incentive Plan are to (i) promote the interests of U.S. Restaurant Properties, Inc. (the "Company") and its stockholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective employees and non-employee Directors (as hereinafter defined) by offering such employees and Non-Employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and (ii) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Restricted Stock, Performance Awards and any other Awards (as such terms are hereinafter defined), or any combination thereof.

SECTION 2.       DEFINITIONS

         As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

         2.1 "Award" shall mean the grant of a Stock Option, Restricted Stock, a Performance Award, a Dividend Equivalent or any other grant of incentive compensation pursuant to this Plan.

         2.2 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

         2.3 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

         2.4 "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

                 (a) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness);

                 (b) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

                 (c)      The Participant's conviction of a felony; or

                 (d) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company;

provided, however, that for each employee of the Company who has entered into an employment agreement with the Company, "cause" shall have the meaning provided in such employment agreement.

         2.5 "Change in Control" shall mean, after the Effective Date, (i) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (ii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

         2.7 "Committee" shall mean the Compensation Committee of the Board as such Compensation Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to Non-Employee Directors; and provided further, the Committee will consist of not less than two (2) Directors. All members of the Committee will serve at the pleasure of the Board.

         2.8 "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company.

         2.9 "Company" shall have the meaning set forth in Section 1 of this Plan.

         2.10 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services.

         2.11 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Section 13(a) of this Plan) merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Section 13(a) of this Plan), provided that a primary issuance of shares of Common Stock shall not be deemed to be a "Corporate Transaction."

         2.12 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

         2.13    "Director" shall mean any member of the Board.

         2.14 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee or the Board.

         2.15    "Dividend Equivalent" shall mean an award granted pursuant to
Section 8 of this Plan of a right to receive certain payments with respect to Shares.

         2.16    "Effective Date" shall mean December 18, 1997.

         2.17 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

         2.18 "Fair Market Value" shall mean with respect to the Shares, as of any date, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.19 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

         2.20 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act) who are also "outside directors," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder.

         2.21 "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option) but which does not (for whatever reason) qualify as an Incentive Stock Option.

         2.22 "Non-Share Method" shall have the meaning set forth in Section 6.6(c) of this Plan.

         2.23 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

         2.24 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

         2.25 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board may determine, at the end of a specified performance period established by the Committee or Board and may include, without limitation, Performance Shares or Performance Units.

         2.26    "Performance Shares" shall have the meaning set forth in
Section 9.1 of this Plan.

         2.27    "Performance Units" shall have the meaning set forth in
Section 9.1 of this Plan.

         2.28 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (i) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (ii) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

         2.29 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

         2.30 "Plan" shall mean this U.S. Restaurant Properties, Inc. Flexible Incentive Plan as it may be amended from time to time.

         2.31    "Reload Option" shall mean a Stock Option as defined in
Section 6.6(b) of this Plan.

         2.32 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

         2.33 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

         2.34 "Retirement" shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

         2.35 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

         2.36    "Share Retention Method" shall have the meaning set forth in
Section 6.6(c) of this Plan.

         2.37 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

         2.38 "Stock Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option.

         2.39 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

         2.40 "Transactional Consideration" shall have the meaning set forth in Section 13(b) of this Plan.

SECTION 3.       ADMINISTRATION OF THIS PLAN

         3.1 Committee/Board. This Plan shall be administered and interpreted by the Committee and/or the Board.

         3.2 Awards. (a) Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

                 (i) determine the Persons to whom Awards are to be granted;

                 (ii) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

                 (iii)    interpret the provisions of this Plan;

                 (iv) prescribe, amend and rescind rules and regulations relating to this Plan;

                 (v) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

                 (vi) rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

                 (vii) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

                 (viii) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

         (b) Without limiting the Board's right to amend this Plan pursuant to Section 13 of the Plan, the Board may take all actions authorized by Section 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

         3.3 Procedures. (a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

         (b) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

         (c) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

SECTION 4.       SHARES SUBJECT TO PLAN

         4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan at any time shall be an amount equal to 4.9% of the Company's issued and outstanding shares of Common Stock at such time; provided, however, that the maximum number of Shares issuable pursuant to Incentive Stock Options granted under the Plan shall be 575,000. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

         4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan.

SECTION 5.       ELIGIBILITY

         Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and non-employee Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.

SECTION 6.       STOCK OPTIONS

         6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

         6.2     Incentive Stock Options Limitations.

                 (a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Section 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

                 (b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                 (c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                 (d) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the stockholders of the Company (if stockholder approval is required by Section 422 of the Code).

                 (e) To the extent stockholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of

         Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the stockholders of the Company within twelve (12) months before or after such amendment.

                 (f) No Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

         6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

         6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

                 (a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

                 (b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for any reason other than termination for Cause) to be such an employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;

                 (c) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, may be exercised during the one year period immediately following the date on which the Disability is determined to exist (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

                 (d) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

Nothing contained in this Section 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or Non-Employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or Non-Employee Director or termination of a Consultant's or non-employee Director's relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

         6.5     Vesting of Stock Options.

                 (a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

                 (b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty (30) days' prior written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Sections 6.3 and 6.4 of the Plan) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

                 (c) Upon the occurrence of a Change in Control, all Stock Options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable.

         6.6     Manner of Exercise of Stock Options.

                 (a) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. Except as set forth in Section 6.6(c) of this Plan, the purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                          (i) in cash (including check, bank draft or money order); or

                          (ii) by other consideration deemed acceptable by the Committee or the Board in its sole discretion.

                 (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                 (c) Either the (i) purchase price of the Shares as to which a Stock Option shall be exercised or (ii) amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option may, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (A) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the "Non-Share Method") or (B) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Section 6.6(b) of this Plan. The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

                 (d) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

SECTION 7.       RESTRICTED STOCK

         7.1 Grants. The Committee or the Board may grant Awards of Restricted Stock to any Consultant, Non- Employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee or the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Sections 6.4 and 6.5 of this Plan.

         7.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee or the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

SECTION 8.       DIVIDEND EQUIVALENTS

         8.1 Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants, which will entitle such Participant to receive, on a current or deferred basis and subject to such conditions as may be imposed by the Committee, cash payments from the Company in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement evidencing such award) that the holder of record of such number of Shares would be entitled to receive as cash dividends on such Shares (unless otherwise limited in such agreement).
Dividend Equivalent agreements will specify the expiration date of such Dividend Equivalents, the number of Shares to which they relate, and such other conditions as the Committee may impose.

         8.2 Payments. The right to a cash payment in respect of a Dividend Equivalent will apply to all dividends the record date for which occurs at any time during the period commencing on the date the Dividend Equivalent is granted and ending on the date such Dividend Equivalent expires or is terminated, whichever occurs first.

         8.3 Related Dividend Equivalents. If a Dividend Equivalent is granted in conjunction with the grant of a Stock Option, the applicable Dividend Equivalent agreement will provide that the grantee is entitled to receive from the Company cash payments, on a current or deferred basis, in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement) that the holder of record of a number of Shares equal to the number of Shares covered by such Stock Option would be entitled to receive as dividends on such Shares unless otherwise limited in the Dividend Equivalent agreement. Such right to a cash payment will apply to, and such Dividend Equivalent will remain outstanding in respect of, all cash dividends the record date for which occurs at any time during the period commencing on the date the related Stock Option is granted and ending on the date that such Stock Option is exercised, expires or terminates, whichever occurs first.

SECTION 9.       PERFORMANCE AWARDS

         9.1 Grants. A Performance Award may consist of either or both, as the Committee or the Board may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee or the Board may determine ("Performance Shares"), or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee or the Board may determine ("Performance Units"). The Committee or the Board may grant Performance Awards to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board. If the Committee or the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee or the Board deems satisfactory, the Committee or the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Sections 6.4 and 6.5 of this Plan.

         9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company's performance or the performance of the Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee or the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee or the Board in its sole discretion.

SECTION 10.      STOCK PURCHASE PLAN

         10.1 Grant of Stock Purchase Rights. The term "Stock Purchase Right" means the right to purchase shares of Common Stock and to pay for all or a portion of the purchase price for such shares through a loan made by the Company to a Participant (a "Purchase Loan") as set forth in this Section 10.

         10.2    Terms of Purchase Loans.

                 (a) Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period not to exceed ten years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of shares of Common Stock at a purchase price equal to the Fair Market Value on the date of the Stock Purchase Right.

                 (b) A Purchase Loan shall bear interest at whatever rate the Committee shall determine (not less than the then existing prime rate as announced by the Company's lender under the Company's credit facility but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

         10.3    Security for Loans.

                 (a) Purchase Loans granted to Participants shall be secured by a pledge of the shares of Common Stock acquired pursuant to the Stock Purchase Right. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. The certificates for the shares of Common Stock purchased by a Participant pursuant to a Stock Purchase Right shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Right).
         The Participant shall be entitled to exercise all rights applicable to such shares of Common Stock, including, but not limited to, the right to vote such shares of Common Stock and the right to receive dividends and other distributions made with respect to such shares of Common Stock.

                 (b) The Company shall release and deliver to each Participant certificates for the shares of Common Stock purchased by the Participant under the Stock Purchase Right and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety (90) days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or
         (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those shares of Common Stock then held by the Company in accordance with the Pledge Agreement.

         10.4 Restrictions on Transfer. No Stock Purchase Right or shares of Common Stock purchased through such Right and pledged to the Company as collateral security for the Participant's Purchase Loan and accrued but unpaid interest thereon may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

SECTION 11.      OTHER AWARDS

         The Committee or the Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.

SECTION 12.      COMPLIANCE WITH SECURITIES AND OTHER LAWS

         As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (a) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (b) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

SECTION 13. ADJUSTMENTS UPON THE OCCURRENCE OF A REORGANIZATION OR CORPORATE TRANSACTION

         13.1 Reorganization. In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

         13.2 Corporate Transaction with the Company as Survivor. If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Sections 6.1, 6.5(c), 7.1 and 9.1 of this Plan) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

         13.3    Corporate Transaction with Company Being Acquired.   If a
Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

                 (i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Sections 6.1, 6.5(c), 7.1 and 9.1 of this Plan), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Sections 6.1, 6.5(c), 7.1 and 9.1 of the Plan).

                 (ii) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards which will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

Nothing contained in this Section 13 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

SECTION 14.      AMENDMENT OR TERMINATION OF THIS PLAN

         14.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

         14.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

SECTION 15.      AMENDMENTS AND ADJUSTMENTS TO AWARDS

         The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (a) to change the date or dates as of which and/or the terms and conditions pursuant to which (i) a Stock Option becomes exercisable or (ii) a Performance Award is deemed earned, (b) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (c) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 13 of this Plan) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section 15 shall be made by the Committee or the Board in its sole discretion.

SECTION 16.      GENERAL PROVISIONS

         16.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         16.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or Non-Employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, Non-Employee Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, Non-Employee Director or employee of the Company or any Subsidiary or of any Participants.

         16.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         16.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

         16.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

         16.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         16.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the stockholders of the Company.

         16.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee or the Board (which may be granted or withheld at the sole discretion of the Committee or the Board). Awards may be exercised, during the lifetime of the holder, only by the holder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

         16.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

         16.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

         16.11 Date of Grant of an Award. Except as noted in this Section 16.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the stockholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

                                REVOCABLE PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      OF U.S. RESTAURANT PROPERTIES, INC.


         The undersigned hereby appoint(s) Robert J. Stetson and Fred H. Margolin, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Restaurant Properties, Inc. (the "Company") to be held on Tuesday, June 2, 1998, at the Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas, commencing at 10:00 a.m., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

         1.   Election of directors.

    [ ]       FOR the nominees listed below     [ ]   WITHHOLD AUTHORITY to
              (except as indicated to the             vote for the nominees
              contrary)                               listed below

              Robert J. Stetson         Fred H. Margolin      Gerald H. Graham
              Darrel L. Rolph           David K. Rolph        Eugene G. Taper

    Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) here:
                           -----------------------------------------------------

    ----------------------------------------------------------------------------

         2. Proposal to approve the U.S. Restaurant Properties, Inc. Flexible Incentive Plan.


    [ ]     FOR          [ ]       AGAINST      [ ]       ABSTAIN


         3. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

    [ ]     FOR          [ ]       AGAINST      [ ]       ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

         Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director and FOR Proposals 2 and 3. Accordingly, please complete, sign, date and return this proxy in the envelope provided for that purpose. No postage is required for mailing in the United States.



Date:                          , 1998
      -------------------------         ----------------------------------------
                                                       Signature(s)



                                        IMPORTANT:  Please date this proxy and
                                        sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.